UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 29, 2008

GS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Louisiana	000-22269	72-1341014
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3798 Veterans Boulevard, Metairie, Louisiana		70002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(504) 457-6220

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Guaranty Savings Bank (the “Bank”), the wholly owned subsidiary of GS Financial Corp. (the “Company”), and Stephen E. Wessel, the President and Chief Executive Officer of the Company and the Bank, have, effective as of February 29, 2008, extended the change-in-control provisions in Mr. Wessel’s original letter agreement regarding his employment for a two-year period through December 31, 2009.  The terms of the February 29, 2008 letter agreement are incorporated herein by reference to Exhibit 10.1 hereto.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	The following exhibits are filed herewith.

Exhibit No.	Description
10.1	Letter Agreement, signature dated and accepted as of February 29, 2008, by and between Guaranty Savings Bank and Stephen E. Wessel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GS FINANCIAL CORP.

Date: March 5, 2008	By:	/s/Stephen E. Wessel
Stephen E. Wessel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement, signature dated and accepted as of February 29, 2008, by and between Guaranty Savings Bank and Stephen E. Wessel